Annual Shareholders’ Meeting April 18, 2007 Exhibit 99.1

2
73%

of Colonial’s Deposits are in four states where the population is expected to grow twice as fast as the rest of the U.S.* - Florida,
Georgia, Nevada  and Texas
Branches, Assets and Deposits by State at 12/31/06 are as follows:
In the Right Places
$22.8 Billion in Assets $16 Billion in Deposits
1 At 12/31/06
*Projected Population change from 2006-2011
Source: US Census Bureau
305 Branches
NV
15
TX
14
FL
166
GA
18
AL
92
FL
59%
AL
24%
TX
4%
GA
5%
NV
5%
Corp
3%
FL
56%
Corp
10%
GA
6%
AL
18%
TX
6%
NV
4%

Superior Projected Population Growth
2006 - 2011 Population Growth
Colonial BancGroup, Inc. 11.92%
SunTrust Banks, Inc. 10.50
South Financial Group, Inc. 9.90
Compass Bancshares, Inc. 9.88
Synovus Financial Corp. 8.99
Wachovia Corporation 8.61
BB&T Corporation 7.94
Whitney Holding Corporation 7.38
Bank of America Corporation 6.79
Regions Financial Corporation 6.69
Trustmark Corporation 5.21
BancorpSouth, Inc. 4.80
First Horizon National Corporation 4.42
Fifth Third Bancorp 4.30
Median 7.66%
Low 4.30
High 11.92
Source: SNL Financial.
Deposit data as of 6/30/06.
Population growth deposit weighted by county.

Florida, now the 4
th
most populous state in the U.S. with 18 million
people, is projected to pass New York in total population by 2011*
5
th
largest commercial bank in Florida
Florida at 12/31/06 and Pro Forma with Commercial
2
:
Strong loan and deposit growth
• Loans grew 7%
1
from 12/31/05
• Average organic deposit growth for 2006 was 13% over 2005
Aggressive De Novo Branching Strategy
• Plan to open 15-25 branches over the next two years
Florida Franchise
*Source: SNL Financial
1 Excluding Mortgage Warehouse Lending
2 On January 23, 2007, Colonial signed a definitive agreement to acquire Commercial Bankshares, Inc.
Branches Assets Deposits
Colonial 166 54% $12.8 B 56% $9.4 B 59%
Colonial/Commercial 180 56% $13.8 B 57% $10.2 B 60%

Florida Franchise and Current Population
Current Branches
Current Population
2,500,000
500,000
100,000
Current Population
2,500,000
500,000
100,000
PANHANDLE
Assets = $381 Million
Deposits = $49 Million
2 Branches
CENTRAL FLORIDA
Assets = $3.4 Billion
Deposits = $3.1 Billion
60 Branches
MORTGAGE WHSE.
Assets = $2.5 Billion
Deposits = $489 Million
SOUTH FLORIDA
Assets = $3.4 Billion
Deposits = $3.0 Billion
48 Branches
FLORIDA WEST COAST
Assets = $3.1 Billion
Deposits = $2.8 Billion
56 Branches
Planned Branches Commercial Bank Branches

Alabama Franchise Alabama Assets = $4.0 billion Deposits = $3.9 billion 92 Branches Current Branches Planned Branches 6

Georgia Franchise Georgia Assets = $1.4 billion Deposits = $815 million 18 Branches Current Branches Planned Branches 7

Current Branches Planned Branches 10 to 12 in Dallas/Austin in next 3 to 4 years 6 in San Antonio Texas Franchise Texas Assets = $1.4 billion Deposits = $722 million 14 Branches 8

Current Branches Planned Branches 10 to 15 in Las Vegas/ Reno in next 3 years Nevada Assets = $966 million Deposits = $750 million 15 Branches Nevada Franchise 9

2006 Financial Highlights
1 Excluding acquisitions, sale of branches and brokered deposits
2 Excluding Mortgage Warehouse Lending
Record Earnings Per Share of $1.72, up 13% over 2005
Record Net Income of $266 million for 2006, up 16% over 2005
Excellent Credit Quality
Strong Organic Average Deposit Growth of 13%
1
over 2005
Solid Period End Loan Growth of 5%
2
over 2005
Noninterest Income increased 8% over 2005
Excellent cost control – Noninterest Expenses up less than 1% over
2005

11 $1.06 $1.26 $1.16 $1.31 $1.52 $1.72 2001 2002 2003 2004 2005 2006 (diluted) Consistent Earnings Per Share Growth 5 Year CAGR = 10% 2001 - 2006 19% (8)% 13% 16% 13%

12 Growth in Assets ($ in millions) $13,185 $15,815 $16,268 $18,897 $21,426 $22,784 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2001 2002 2003 2004 2005 2006 3% 16% 13% 6% 20%

$15,788
$8,433
$8,734
$9,419
$10,862
$13,988
2001 2002 2003 2004 2005 2006
Average Deposits
4%
8%
15%
1 Excluding acquisitions, sale of branches, and brokered deposits
($ in millions)
13%
1
29%
3 Year CAGR = 19%
2003 - 2006
87%
13%

$.15
$.16
$.17
$.18
$.20
$.22
$.27
$.30
$.34
$.38
$.44
$.48
$.52
$.56
$.58
$.61
$.68
$.75*
$0
$0
$0
$0
$0
$1
$1
$1
'90 '91 '92 '93 '94 '95 '96 '97 '98 '99 '00 '01 '02 '03 '04 '05 '06 '07
17 YEARS OF INCREASED DIVIDENDS
Solid Dividend Growth
*Estimated
10%

15 2006 Total Shareholder Return Total Annualized 1 Year 11% 11% 2 Year 28% 13% 3 Year 62% 17% 5 Year 115% 17%

Headquartered in Miami, FL
At 12/31/06:
$1 billion in assets
Total deposits of $841 million
Loans of $611 million
Operates 10 branch locations in Miami-Dade county and 4 in Broward county
Commercial Bank of Florida